UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2005



                                UC HUB GROUP INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


            001-15665                                88-0389393
     (Commission File Number)              (IRS Employer Identification No.)

10390 COMMERCE CENTER DRIVE, SUITE 250
    RANCHO CUCAMONGA, CALIFORNIA                        91730
    (principal executive offices)                    (Zip Code)


                                 (909) 945-8653
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 9, 2005, UC Hub Group, Inc. (the "Registrant") dismissed its Independent auditor, Russell Bedford Stefanou Mirchandani LLP, Certified Public Accountants ("Russell Bedford Stefanou Mirchandani"). The decision to dismiss Russell Bedford Stefanou Mirchandani was recommended by the Registrant's Board of Directors. The Registrant had engaged Russell Bedford Stefanou Mirchandani on December 28, 2004 as the Registrant's independent accountants to report on the Registrant's balance sheet as of July 31, 2004, and the related combined statements of income, stockholders' equity and cash flows for the years then ended.

     Russell Bedford Stefanou Mirchandani's reports on the Registrant's financial statements for the year ended July 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Russell Bedford Stefanou Mirchandani's reports on the Registrant's Form 10-KSB for the year ended July 31, 2004 raised substantial doubt about the Registrant's ability to continue as a going concern.

     There were no disagreements with Russell Bedford Stefanou Mirchandani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Russell Bedford Stefanou Mirchandani's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with Russell Bedford Stefanou Mirchandani's report.

     On December 9, 2005, the Registrant engaged Lawerence Scharfman & Co. as the Registrant's independent accountants to report on the Registrant's balance sheet as of July 31, 2005, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Lawerence Scharfman & Co. was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Lawerence Scharfman & Co., neither the Registrant nor anyone on the Registrant's behalf consulted with Lawerence Scharfman & Co. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has provided Russell Bedford Stefanou Mirchandani with a copy of this Current Report before its filing with the Commission. The Registrant has requested Russell Bedford Stefanou Mirchandani to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in this Current Report and, if not, stating the respects in which they do not agree. The Registrant has filed
Russell Bedford Stefanou Mirchandani's letter as an Exhibit to this Current Report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------

     16.1 Letter from Russell Bedford Stefanou Mirchandani regarding disclosures made in this Current Report.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  December 12, 2005.

                                         UC HUB GROUP, INC.



                                         By /s/Larry  Wilcox
                                           -------------------------------------
                                           Larry Wilcox, Chief Executive Officer


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